                                                                     Exhibit 2.3

                                                                October 24, 2003

M-Foods Holdings, Inc.
c/o Vestar Capital Partners
Seventeenth Street Plaza
1225 17th Street, Suite 1660
Denver, Colorado 80202
Attn: J. Christopher Henderson

M-Foods Investors, LLC
c/o Vestar Capital Partners
Seventeenth Street Plaza
1225 17th Street, Suite 1660
Denver, Colorado 80202
Attn: J. Christopher Henderson

          Re: Agreement and Plan of Merger (Second Amendment)
              -----------------------------------------------

Gentlemen:

     Reference is hereby made to that certain Agreement and Plan of Merger by and among M-Foods Investors, LLC, as Stockholder Representative, THL Food Products Holding Co. ("Buyer"), THL Food Products Co. ("Merger Sub"), M-Foods Holdings, Inc. (the "Company") and the Stockholders, dated as of October 10, 2003 (as amended by that certain letter agreement (the "First Amendment"), dated October 17, 2003, by and among Buyer, Merger Sub, the Company and the Stockholders Representative, the "Agreement"). Capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Agreement. The parties hereto desire to waive and amend certain provisions of the Agreement as set forth herein. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Agreement is amended as follows:

     1. Sections 3.01(h)(vi) and (vii) of the Agreement are hereby deleted in their entirety and replaced with the following:

     "(vi) certified copies of resolutions of the Stockholders of the Company unanimously approving the consummation of the transactions contemplated by this Agreement;

     (vii) a certified copy of the Company's and each Subsidiary's by-laws, with all amendments thereto, dated within ten days prior to the Closing Date; and".

     2. A new Section 3.01(h)(viii) shall be added to the Agreement as follows:

     "appropriate waivers under Section 280G(b)(5)(A)(ii) of the Code with respect to the transactions contemplated by this Agreement; provided that, this
Section 3.01(h)(viii)
shall be deemed fully satisfied by the delivery to Buyer of Waiver Agreements executed by each of Gregg A. Ostrander, John D. Reedy, James D. Clarkson, Max Hoffmann, Jim Mohr and Bill L. Goucher, with each respective Waiver Agreement containing a waiver no less inclusive than that described in Section 2 of each respective Waiver Agreement attached hereto as Exhibit A (and, as to any other terms, substantially in the respective form provided in Exhibit A);"

     3. Section 7.10 of the Agreement is hereby deleted in its entirety and replaced with the following:

     "Section 280G The Company shall distribute all necessary disclosure documents and will seek to obtain the waivers and consents under Section 280G(b)(5)(A)(ii) of the Code. Further, in connection with the Company's anticipated award at the Closing of approximately $600,000 in the aggregate of cash bonuses to certain employees of the Company and its Subsidiaries, the Company shall award such bonuses such that no payment made in connection therewith shall constitute a "parachute payment" under Section 280G of the Code."

     4. In connection with the above, Buyer and Merger Sub hereby acknowledge that the Company timely delivered to KPMG LLP all the information required to be so delivered under the terms of the First Amendment and, further, Buyer and Merger Sub hereby waive their right to terminate the Agreement pursuant to
Section 9.0l(e).

     All matters relating to the interpretation, construction, validity and enforcement of this letter agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Delaware.

     Except as modified hereby, the Agreement remains unchanged and in full force and effect.

     If you are in agreement with the foregoing, please countersign this letter where indicated below.

THL FOOD PRODUCTS HOLDING CO.             THL FOOD PRODUCTS CO.


By:  /s/ Kent Weldon                      By:  /s/ Kent Weldon
   -----------------------------------       -----------------------------------
Name:  Kent Weldon                        Name:  Kent Weldon
Title: Vice President                     Title: Vice President

AGREED AND ACCEPTED:

COMPANY                                   STOCKHOLDER REPRESENTATIVE

M-FOODS HOLDINGS, INC.                    M-FOODS INVESTORS, LLC


By:  /s/ Mark D. Witmer                   By:  /s/ J. Christopher Henderson
   -----------------------------------       -----------------------------------
Name:  Mark D. Witmer                     Name:  J. Christopher Henderson
Title: Secretary                          Title:

Dated: October 24, 2003

                                    EXHIBIT A
                                    ---------

                                WAIVER AGREEMENT

          This WAIVER AGREEMENT (this "Waiver Agreement") is entered into on November ___, 2003, by and between M-Foods Holdings Inc., a Delaware corporation (the "Company"), Michael Foods, Inc. ("Michael Foods"), M-Foods Investors LLC, a Delaware limited liability company ("Investors"), and James D. Clarkson (the "Executive").

          WHEREAS, the Executive, the Company, and Michael Foods are each party to an Employment Agreement dated as of April 10, 2001 (the "Employment Agreement"), pursuant to which the Executive is entitled to receive certain payments of deferred compensation upon the occurrence of a "Change in Control" (as defined in the Employment Agreement);

          WHEREAS, the Executive and the Company are each party to a Stock Option Award Agreement dated as of July 13, 2001 (the "Option Agreement"), pursuant to which the Executive is entitled to the accelerated vesting of certain options to acquire stock in the Company upon a "Sale of the Company" (as defined in the Option Agreement);

          WHEREAS, the Executive, the Company, and Investors are each party to a Management Stock Purchase and Unit Subscription Agreement dated as of April 10, 2001 (the "Management Agreement"), pursuant to which the Executive is entitled to the accelerated vesting of certain units in Investors upon a "Sale of the Company" (as defined in the Management Agreement);

          WHEREAS, the Company has entered into that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 10, 2003, by and among the Company, Investors, THL Food Products Holding Co., a Delaware corporation, THL Food Products Co., a Delaware corporation (the "Merger Subsidiary"), and certain other shareholders of the Company, providing for the merger of Merger Subsidiary with and into the Company (the "Merger"), which transaction would constitute a Change in Control under the Employment Agreement and a Sale of the Company under the Option Agreement and the Management Agreement;

          WHEREAS, the Executive is entitled to receive additional options (the "New Options") in the Company prior to the Merger;

          WHEREAS, the Executive is entitled to receive certain payments of cash (the "Dairy Bonus") in connection with the Merger and the sale of M-Foods Dairy, LLC, and M-Foods Dairy TXCT, LLC, intended to provide Executive with economic benefits in M-Foods Dairy Holdings, LLC, similar to an option program; and

          WHEREAS, the Company, Michael Foods, Investors, and the Executive desire to enter into this Waiver Agreement to allow the Company to seek shareholder approval under Section 280G(b)(5)(B) of the Internal Revenue Code of 1986, as amended (the "Code"), for certain payments to be made to the Executive in connection with the Merger pursuant to or in respect of the Employment Agreement, the Option Agreement, the Management Agreement, the New Options, and the Dairy Bonus.

          NOW THEREFORE, the undersigned hereby agree as follows:

          1. The Executive hereby irrevocably and unconditionally waives his rights to (i) the acceleration and payment of deferred compensation pursuant to the Employment Agreement, (ii) the accelerated vesting of and payment with respect to his unvested options pursuant to the Option Agreement, (iii) the receipt of and payment with respect to the New Options, and (iv) the receipt of the Dairy Bonus, which rights and payments (whether in cash, additional deferred compensation, or otherwise) the Executive would otherwise possess or be entitled to receive in connection with the Merger pursuant to the Employment Agreement, the Option Agreement, the Merger Agreement, and certain other agreements, unless and until the direct and indirect stockholders of the Company approve such payments in compliance with the requirements of Code Section 280G(b)(5)(B).

          2. The Executive also hereby irrevocably and unconditionally waives his rights to the accelerated vesting of such number of the Executive's unvested units in Investors (and current payment with respect to such units in connection with the Merger) as is necessary so that the Executive will not receive aggregate payments contingent on the ownership change of the Company (within the meaning of Code Section 280G and the Treasury Regulations thereunder) which exceed 2.9 times the Executive's "base amount" (as defined in Code Section 280G(b)(3)), which rights and payments (whether in cash, additional deferred compensation, or otherwise) the Executive would otherwise possess or be entitled to receive in connection with the ownership change of the Company pursuant to any agreements with the Company or any other person, unless and until the direct and indirect stockholders of the Company approve such payments in compliance with the requirements of Code Section 280G(b)(5)(B). For avoidance of doubt, the Executive first waives under this paragraph 2 (in proportionate amounts of each class of Investors units that he owns) his units scheduled to vest April 10, 2006, and then his units scheduled to vest April 10, 2005.

          3. The Company hereby covenants and agrees that it will submit to the direct and indirect stockholders of the Company for a separate vote a proposal to approve, in compliance with the requirements of Code Section 280G(b)(5)(B) and Treas. Reg. Section 1.280G-1, Q&A 7, the Executive's right to such payments described in paragraphs 1 and 2 above. Without limiting the foregoing, the Company shall recommend to all holders of voting stock that such approval be granted.

          This Waiver Agreement may be executed in counterparts, each of which shall be an original and which taken together shall constitute one and the same document.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Waiver Agreement on the day and year first above written.

                                        M-FOODS HOLDINGS, INC.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        MICHAEL FOODS, INC.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        M-FOODS INVESTORS, LLC


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        JAMES D. CLARKSON


                                        ----------------------------------------

                                WAIVER AGREEMENT

          This WAIVER AGREEMENT (this "Waiver Agreement") is entered into on November __, 2003, by and between M-Foods Holdings Inc., a Delaware corporation (the "Company"), Michael Foods, Inc. ("Michael Foods"), M-Foods Investors LLC, a Delaware limited liability company ("Investors"), and Bill L. Goucher (the "Executive").

          WHEREAS, the Executive, the Company, and Michael Foods are each party to an Employment Agreement dated as of April 10, 2001 (the "Employment Agreement"), pursuant to which the Executive is entitled to receive certain payments of deferred compensation upon the occurrence of a "Change in Control" (as defined in the Employment Agreement);

          WHEREAS, the Executive and the Company are each party to a Stock Option Award Agreement dated as of July 13, 2001 (the "Option Agreement"), pursuant to which the Executive is entitled to the accelerated vesting of certain options to acquire stock in the Company upon a "Sale of the Company" (as defined in the Option Agreement);

          WHEREAS, the Executive, the Company, and Investors are each party to a Management Stock Purchase and Unit Subscription Agreement dated as of April 10, 2001 (the "Management Agreement"), pursuant to which the Executive is entitled to the accelerated vesting of certain units in Investors upon a "Sale of the Company" (as defined in the Management Agreement);

          WHEREAS, the Company has entered into that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 10, 2003, by and among the Company, Investors, THL Food Products Holding Co., a Delaware corporation, THL Food Products Co., a Delaware corporation (the "Merger Subsidiary"), and certain other shareholders of the Company, providing for the merger of Merger Subsidiary with and into the Company (the "Merger"), which transaction would constitute a Change in Control under the Employment Agreement and a Sale of the Company under the Option Agreement and the Management Agreement;

          WHEREAS, the Executive is entitled to receive certain payments of cash (the "Dairy Bonus") in connection with the Merger and the sale of M-Foods Dairy, LLC, and M-Foods Dairy TXCT, LLC, intended to provide Executive with economic benefits in M-Foods Dairy Holdings, LLC, similar to an option program; and

          WHEREAS, the Company, Michael Foods, Investors, and the Executive desire to enter into this Waiver Agreement to allow the Company to seek shareholder approval under Section 280G(b)(5)(B) of the Internal Revenue Code of 1986, as amended (the "Code"), for certain payments to be made to the Executive in connection with the Merger pursuant to or in respect of the Employment Agreement, the Option Agreement, the Management Agreement, and the Dairy Bonus.

          NOW THEREFORE, the undersigned hereby agree as follows:

          1. The Executive hereby irrevocably and unconditionally waives his rights to (i) the acceleration and payment of deferred compensation pursuant to the Employment Agreement, (ii) the accelerated vesting of and payment with respect to his unvested options pursuant to the Option Agreement, and (iii) the receipt of the Dairy Bonus, which rights and payments (whether in cash, additional deferred compensation, or otherwise) the Executive would otherwise possess or be entitled to receive in connection with the Merger pursuant to the Employment Agreement, the Option Agreement, the Merger Agreement, and certain other agreements, unless and until the direct and indirect stockholders of the Company approve such payments in compliance with the requirements of Code Section 280G(b)(5)(B).

          2. The Executive also hereby irrevocably and unconditionally waives his rights to the accelerated vesting of such number of the Executive's unvested units in Investors (and current payment with respect to such units in connection with the Merger) as is necessary so that the Executive will not receive aggregate payments contingent on the ownership change of the Company (within the meaning of Code Section 280G and the Treasury Regulations thereunder) which exceed 2.9 times the Executive's "base amount" (as defined in Code Section 280G(b)(3)), which rights and payments (whether in cash, additional deferred compensation, or otherwise) the Executive would otherwise possess or be entitled to receive in connection with the ownership change of the Company pursuant to any agreements with the Company or any other person, unless and until the direct and indirect stockholders of the Company approve such payments in compliance with the requirements of Code Section 280G(b)(5)(B). For avoidance of doubt, the Executive first waives under this paragraph 2 (in proportionate amounts of each class of Investors units that he owns) his units scheduled to vest April 10, 2006, and then his units scheduled to vest April 10, 2005, and then his units scheduled to vest April 10, 2005.

          3. The Company hereby covenants and agrees that it will submit to the direct and indirect stockholders of the Company for a separate vote a proposal to approve, in compliance with the requirements of Code Section 280G(b)(5)(B) and Treas. Reg. Section 1.280G-1, Q&A 7, the Executive's right to such payments described in paragraphs 1 and 2 above. Without limiting the foregoing, the Company shall recommend to all holders of voting stock that such approval be granted.

          This Waiver Agreement may be executed in counterparts, each of which shall be an original and which taken together shall constitute one and the same document.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Waiver Agreement on the day and year first above written.

                                        M-FOODS HOLDINGS, INC.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        MICHAEL FOODS, INC.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        M-FOODS INVESTORS, LLC


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        BILL L. GOUCHER


                                        ----------------------------------------

                                WAIVER AGREEMENT

          This WAIVER AGREEMENT (this "Waiver Agreement") is entered into on November __, 2003, by and between M-Foods Holdings Inc., a Delaware corporation (the "Company"), Michael Foods, Inc. ("Michael Foods"), M-Foods Investors LLC, a Delaware limited liability company ("Investors"), and Max R. Hoffmann (the "Executive").

          WHEREAS, the Executive and Michael Foods are each party to a Severance and Deferred Compensation Agreement dated as of April 10, 2001 (the "Employment Agreement"), pursuant to which the Executive is entitled to receive certain payments of deferred compensation upon the occurrence of a "Change in Control" (as defined in the Employment Agreement);

          WHEREAS, the Executive and the Company are each party to a Stock Option Award Agreement dated as of July 13, 2001 (the "Option Agreement"), pursuant to which the Executive is entitled to the accelerated vesting of certain options to acquire stock in the Company upon a "Sale of the Company" (as defined in the Option Agreement);

          WHEREAS, the Executive, the Company, and Investors are each party to a Management Stock Purchase and Unit Subscription Agreement dated as of April 10, 2001 (the "Management Agreement"), pursuant to which the Executive is entitled to the accelerated vesting of certain units in Investors upon a "Sale of the Company" (as defined in the Management Agreement);

          WHEREAS, the Company has entered into that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 10, 2003, by and among the Company, Investors, THL Food Products Holding Co., a Delaware corporation, THL Food Products Co., a Delaware corporation (the "Merger Subsidiary"), and certain other shareholders of the Company, providing for the merger of Merger Subsidiary with and into the Company (the "Merger"), which transaction would constitute a Change in Control under the Employment Agreement and a Sale of the Company under the Option Agreement and the Management Agreement;

          WHEREAS, the Executive is entitled to receive additional options (the "New Options") in the Company prior to the Merger;

          WHEREAS, the Executive is entitled to receive certain payments of cash (the "Dairy Bonus") in connection with the Merger and the sale of M-Foods Dairy, LLC, and M-Foods Dairy TXCT, LLC, intended to provide Executive with economic benefits in M-Foods Dairy Holdings, LLC, similar to an option program; and

          WHEREAS, the Company, Michael Foods, Investors, and the Executive desire to enter into this Waiver Agreement to allow the Company to seek shareholder approval under Section 280G(b)(5)(B) of the Internal Revenue Code of 1986, as amended (the "Code"), for certain payments to be made to the Executive in connection with the Merger pursuant to or in respect of the Employment Agreement, the Option Agreement, the Management Agreement, the New Options, and the Dairy Bonus.

          NOW THEREFORE, the undersigned hereby agree as follows:

          1. The Executive hereby irrevocably and unconditionally waives his rights to (i) the acceleration and payment of deferred compensation pursuant to the Employment Agreement, (ii) the accelerated vesting of and payment with respect to his unvested options pursuant to the Option Agreement, (iii) the receipt of and payment with respect to the New Options, and (iv) the receipt of the Dairy Bonus, which rights and payments (whether in cash, additional deferred compensation, or otherwise) the Executive would otherwise possess or be entitled to receive in connection with the Merger pursuant to the Employment Agreement, the Option Agreement, the Merger Agreement, and certain other agreements, unless and until the direct and indirect stockholders of the Company approve such payments in compliance with the requirements of Code Section 280G(b)(5)(B).

          2. The Executive also hereby irrevocably and unconditionally waives his rights to the accelerated vesting of such number of the Executive's unvested units in Investors (and current payment with respect to such units in connection with the Merger) as is necessary so that the Executive will not receive aggregate payments contingent on the ownership change of the Company (within the meaning of Code Section 280G and the Treasury Regulations thereunder) which exceed 2.9 times the Executive's "base amount" (as defined in Code Section 280G(b)(3)), which rights and payments (whether in cash, additional deferred compensation, or otherwise) the Executive would otherwise possess or be entitled to receive in connection with the ownership change of the Company pursuant to any agreements with the Company or any other person, unless and until the direct and indirect stockholders of the Company approve such payments in compliance with the requirements of Code Section 280G(b)(5)(B). For avoidance of doubt, the Executive first waives under this paragraph 2 (in proportionate amounts of each class of Investors units that he owns) his units scheduled to vest April 10, 2006, and then his units scheduled to vest April 10, 2005, and then his units scheduled to vest April 10, 2005.

          3. The Company hereby covenants and agrees that it will submit to the direct and indirect stockholders of the Company for a separate vote a proposal to approve, in compliance with the requirements of Code Section 280G(b)(5)(B) and Treas. Reg. Section 1.280G-1, Q&A 7, the Executive's right to such payments described in paragraphs 1 and 2 above. Without limiting the foregoing, the Company shall recommend to all holders of voting stock that such approval be granted.

          This Waiver Agreement may be executed in counterparts, each of which shall be an original and which taken together shall constitute one and the same document.

                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Waiver Agreement on the day and year first above written.

                                        M-FOODS HOLDINGS, INC.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        MICHAEL FOODS, INC.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        M-FOODS INVESTORS, LLC


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        MAX R. HOFFMANN


                                        ----------------------------------------

                                WAIVER AGREEMENT

          This WAIVER AGREEMENT (this "Waiver Agreement") is entered into on November __, 2003, by and between M-Foods Holdings Inc., a Delaware corporation (the "Company"), Michael Foods, Inc. ("Michael Foods"), M-Foods Investors LLC, a Delaware limited liability company ("Investors"), and James Mohr (the "Executive").

          WHEREAS, the Executive and Michael Foods are each party to a Severance and Deferred Compensation Agreement dated as of April 10, 2001 (the "Employment Agreement"), pursuant to which the Executive is entitled to receive certain payments of deferred compensation upon the occurrence of a "Change in Control" (as defined in the Employment Agreement);

          WHEREAS, the Executive and the Company are each party to a Stock Option Award Agreement dated as of July 13, 2001 (the "Option Agreement"), pursuant to which the Executive is entitled to the accelerated vesting of certain options to acquire stock in the Company upon a "Sale of the Company" (as defined in the Option Agreement);

          WHEREAS, the Executive, the Company, and Investors are each party to a Management Stock Purchase and Unit Subscription Agreement dated as of April 10, 2001 (the "Management Agreement"), pursuant to which the Executive is entitled to the accelerated vesting of certain units in Investors upon a "Sale of the Company" (as defined in the Management Agreement);

          WHEREAS, the Company has entered into that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 10, 2003, by and among the Company, Investors, THL Food Products Holding Co., a Delaware corporation, THL Food Products Co., a Delaware corporation (the "Merger Subsidiary"), and certain other shareholders of the Company, providing for the merger of Merger Subsidiary with and into the Company (the "Merger"), which transaction would constitute a Change in Control under the Employment Agreement and a Sale of the Company under the Option Agreement and the Management Agreement;

          WHEREAS, the Executive is entitled to receive additional options (the "New Options") in the Company prior to the Merger;

          WHEREAS, the Executive is entitled to receive certain payments of cash (the "Dairy Bonus") in connection with the Merger and the sale of M-Foods Dairy, LLC, and M-Foods Dairy TXCT, LLC, intended to provide Executive with economic benefits in M-Foods Dairy Holdings, LLC, similar to an option program; and

          WHEREAS, the Company, Michael Foods, Investors, and the Executive desire to enter into this Waiver Agreement to allow the Company to seek shareholder approval under Section 280G(b)(5)(B) of the Internal Revenue Code of 1986, as amended (the "Code"), for certain payments to be made to the Executive in connection with the Merger pursuant to or in respect of the Employment Agreement, the Option Agreement, the Management Agreement, the New Options, and the Dairy Bonus.

          NOW THEREFORE, the undersigned hereby agree as follows:

          1. The Executive hereby irrevocably and unconditionally waives his rights to (i) the acceleration and payment of deferred compensation pursuant to the Employment Agreement, (ii) the accelerated vesting of and payment with respect to his unvested options pursuant to the Option Agreement, (iii) the receipt of and payment with respect to the New Options, and (iv) the receipt of the Dairy Bonus, which rights and payments (whether in cash, additional deferred compensation, or otherwise) the Executive would otherwise possess or be entitled to receive in connection with the Merger pursuant to the Employment Agreement, the Option Agreement, the Merger Agreement, and certain other agreements, unless and until the direct and indirect stockholders of the Company approve such payments in compliance with the requirements of Code Section 280G(b)(5)(B).

          2. The Executive also hereby irrevocably and unconditionally waives his rights to the accelerated vesting of such number of the Executive's unvested units in Investors (and current payment with respect to such units in connection with the Merger) as is necessary so that the Executive will not receive aggregate payments contingent on the ownership change of the Company (within the meaning of Code Section 280G and the Treasury Regulations thereunder) which exceed 2.9 times the Executive's "base amount" (as defined in Code Section 280G(b)(3)), which rights and payments (whether in cash, additional deferred compensation, or otherwise) the Executive would otherwise possess or be entitled to receive in connection with the ownership change of the Company pursuant to any agreements with the Company or any other person, unless and until the direct and indirect stockholders of the Company approve such payments in compliance with the requirements of Code Section 280G(b)(5)(B). For avoidance of doubt, the Executive first waives under this paragraph 2 (in proportionate amounts of each class of Investors units that he owns) his units scheduled to vest April 10, 2006, and then his units scheduled to vest April 10, 2005, and then his units scheduled to vest April 10, 2005.

          3. The Company hereby covenants and agrees that it will submit to the direct and indirect stockholders of the Company for a separate vote a proposal to approve, in compliance with the requirements of Code Section 280G(b)(5)(B) and Treas. Reg. Section 1.280G-1, Q&A 7, the Executive's right to such payments described in paragraphs 1 and 2 above. Without limiting the foregoing, the Company shall recommend to all holders of voting stock that such approval be granted.

          This Waiver Agreement may be executed in counterparts, each of which shall be an original and which taken together shall constitute one and the same document.

                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Waiver Agreement on the day and year first above written.

                                        M-FOODS HOLDINGS, INC.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        MICHAEL FOODS, INC.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        M-FOODS INVESTORS, LLC


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        JAMES MOHR


                                        ----------------------------------------

                                WAIVER AGREEMENT

          This WAIVER AGREEMENT (this "Waiver Agreement") is entered into on November ___, 2003, by and between M-Foods Holdings Inc., a Delaware corporation (the "Company"), Michael Foods, Inc. ("Michael Foods"), M-Foods Investors LLC, a Delaware limited liability company ("Investors"), and Gregg A. Ostrander (the "Executive").

          WHEREAS, the Executive, the Company, and Michael Foods are each party to an Employment Agreement dated as of April 10, 2001 (the "Employment Agreement"), pursuant to which the Executive is entitled to receive certain payments of deferred compensation upon the occurrence of a "Change in Control" (as defined in the Employment Agreement);

          WHEREAS, the Executive and the Company are each party to a Stock Option Award Agreement dated as of July 13, 2001 (the "Option Agreement"), pursuant to which the Executive is entitled to the accelerated vesting of certain options to acquire stock in the Company upon a "Sale of the Company" (as defined in the Option Agreement);

          WHEREAS, the Executive, the Company, and Investors are each party to a Management Stock Purchase and Unit Subscription Agreement dated as of April 10, 2001 (the "Management Agreement"), pursuant to which the Executive is entitled to the accelerated vesting of certain units in Investors upon a "Sale of the Company" (as defined in the Management Agreement);

          WHEREAS, the Company has entered into that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 10, 2003, by and among the Company, Investors, THL Food Products Holding Co., a Delaware corporation, THL Food Products Co., a Delaware corporation (the "Merger Subsidiary"), and certain other shareholders of the Company, providing for the merger of Merger Subsidiary with and into the Company (the "Merger"), which transaction would constitute a Change in Control under the Employment Agreement and a Sale of the Company under the Option Agreement and the Management Agreement;

          WHEREAS, the Executive is entitled to receive additional options (the "New Options") in the Company prior to the Merger;

          WHEREAS, the Executive is entitled to receive certain payments of cash (the "Dairy Bonus") in connection with the Merger and the sale of M-Foods Dairy, LLC, and M-Foods Dairy TXCT, LLC, intended to provide Executive with economic benefits in M-Foods Dairy Holdings, LLC, similar to an option program; and

          WHEREAS, the Company, Michael Foods, Investors, and the Executive desire to enter into this Waiver Agreement to allow the Company to seek shareholder approval under Section 280G(b)(5)(B) of the Internal Revenue Code of 1986, as amended (the "Code"), for certain payments to be made to the Executive in connection with the Merger pursuant to or in respect of the Employment Agreement, the Option Agreement, the Management Agreement, the New Options, and the Dairy Bonus.

          NOW THEREFORE, the undersigned hereby agree as follows:

          1. The Executive hereby irrevocably and unconditionally waives his rights to (i) the acceleration and payment of deferred compensation pursuant to the Employment Agreement, (ii) the accelerated vesting of and payment with respect to his unvested options pursuant to the Option Agreement, (iii) the receipt of and payment with respect to the New Options, and (iv) the receipt of the Dairy Bonus, which rights and payments (whether in cash, additional deferred compensation, or otherwise) the Executive would otherwise possess or be entitled to receive in connection with the Merger pursuant to the Employment Agreement, the Option Agreement, the Merger Agreement, and certain other agreements, unless and until the direct and indirect stockholders of the Company approve such payments in compliance with the requirements of Code Section 280G(b)(5)(B).

          2. The Executive also hereby irrevocably and unconditionally waives his rights to the accelerated vesting of such number of the Executive's unvested units in Investors (and current payment with respect to such units in connection with the Merger) as is necessary so that the Executive will not receive aggregate payments contingent on the ownership change of the Company (within the meaning of Code Section 280G and the Treasury Regulations thereunder) which exceed 2.9 times the Executive's "base amount" (as defined in Code Section 280G(b)(3)), which rights and payments (whether in cash, additional deferred compensation, or otherwise) the Executive would otherwise possess or be entitled to receive in connection with the ownership change of the Company pursuant to any agreements with the Company or any other person, unless and until the direct and indirect stockholders of the Company approve such payments in compliance with the requirements of Code Section 280G(b)(5)(B). For avoidance of doubt, the Executive first waives under this paragraph 2 (in proportionate amounts of each class of Investors units that he owns) his units scheduled to vest April 10, 2006, and then his units scheduled to vest April 10, 2005, and then his units scheduled to vest April 10, 2005.

          3. The Company hereby covenants and agrees that it will submit to the direct and indirect stockholders of the Company for a separate vote a proposal to approve, in compliance with the requirements of Code Section 280G(b)(5)(B) and Treas. Reg. Section 1.280G-1, Q&A 7, the Executive's right to such payments described in paragraphs 1 and 2 above. Without limiting the foregoing, the Company shall recommend to all holders of voting stock that such approval be granted.

          This Waiver Agreement may be executed in counterparts, each of which shall be an original and which taken together shall constitute one and the same document.

                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Waiver Agreement on the day and year first above written.

                                        M-FOODS HOLDINGS, INC.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        MICHAEL FOODS, INC.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        M-FOODS INVESTORS, LLC


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        GREGG A. OSTRANDER


                                        ----------------------------------------

                                WAIVER AGREEMENT

          This WAIVER AGREEMENT (this "Waiver Agreement") is entered into on November ___, 2003, by and between M-Foods Holdings Inc., a Delaware corporation (the "Company"), Michael Foods, Inc. ("Michael Foods"), M-Foods Investors LLC, a Delaware limited liability company ("Investors"), and John D. Reedy (the "Executive").

          WHEREAS, the Executive, the Company, and Michael Foods are each party to an Employment Agreement dated as of April 10, 2001 (the "Employment Agreement"), pursuant to which the Executive is entitled to receive certain payments of deferred compensation upon the occurrence of a "Change in Control" (as defined in the Employment Agreement);

          WHEREAS, the Executive and the Company are each party to a Stock Option Award Agreement dated as of July 13, 2001 (the "Option Agreement"), pursuant to which the Executive is entitled to the accelerated vesting of certain options to acquire stock in the Company upon a "Sale of the Company" (as defined in the Option Agreement);

          WHEREAS, the Executive, the Company, and Investors are each party to a Management Stock Purchase and Unit Subscription Agreement dated as of April 10, 2001 (the "Management Agreement"), pursuant to which the Executive is entitled to the accelerated vesting of certain units in Investors upon a "Sale of the Company" (as defined in the Management Agreement);

          WHEREAS, the Company has entered into that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 10, 2003, by and among the Company, Investors, THL Food Products Holding Co., a Delaware corporation, THL Food Products Co., a Delaware corporation (the "Merger Subsidiary"), and certain other shareholders of the Company, providing for the merger of Merger Subsidiary with and into the Company (the "Merger"), which transaction would constitute a Change in Control under the Employment Agreement and a Sale of the Company under the Option Agreement and the Management Agreement;

          WHEREAS, the Executive is entitled to receive additional options (the "New Options") in the Company prior to the Merger;

          WHEREAS, the Executive is entitled to receive certain payments of cash (the "Dairy Bonus") in connection with the Merger and the sale of M-Foods Dairy, LLC, and M-Foods Dairy TXCT, LLC, intended to provide Executive with economic benefits in M-Foods Dairy Holdings, LLC, similar to an option program; and

          WHEREAS, the Company, Michael Foods, Investors, and the Executive desire to enter into this Waiver Agreement to allow the Company to seek shareholder approval under Section 280G(b)(5)(B) of the Internal Revenue Code of 1986, as amended (the "Code"), for certain payments to be made to the Executive in connection with the Merger pursuant to or in respect of the Employment Agreement, the Option Agreement, the Management Agreement, the New Options, and the Dairy Bonus.

          NOW THEREFORE, the undersigned hereby agree as follows:

          1. The Executive hereby irrevocably and unconditionally waives his rights to (i) the acceleration and payment of deferred compensation pursuant to the Employment Agreement, (ii) the accelerated vesting of and payment with respect to his unvested options pursuant to the Option Agreement, (iii) the receipt of and payment with respect to the New Options, and (iv) the receipt of the Dairy Bonus, which rights and payments (whether in cash, additional deferred compensation, or otherwise) the Executive would otherwise possess or be entitled to receive in connection with the Merger pursuant to the Employment Agreement, the Option Agreement, the Merger Agreement, and certain other agreements, unless and until the direct and indirect stockholders of the Company approve such payments in compliance with the requirements of Code Section 280G(b)(5)(B).

          2. The Executive also hereby irrevocably and unconditionally waives his rights to the accelerated vesting of such number of the Executive's unvested units in Investors (and current payment with respect to such units in connection with the Merger) as is necessary so that the Executive will not receive aggregate payments contingent on the ownership change of the Company (within the meaning of Code Section 280G and the Treasury Regulations thereunder) which exceed 2.9 times the Executive's "base amount" (as defined in Code Section 280G(b)(3)), which rights and payments (whether in cash, additional deferred compensation, or otherwise) the Executive would otherwise possess or be entitled to receive in connection with the ownership change of the Company pursuant to any agreements with the Company or any other person, unless and until the direct and indirect stockholders of the Company approve such payments in compliance with the requirements of Code Section 280G(b)(5)(B). For avoidance of doubt, the Executive first waives under this paragraph 2 (in proportionate amounts of each class of Investors units that he owns) his units scheduled to vest April 10, 2006, and then his units scheduled to vest April 10, 2005, and then his units scheduled to vest April 10, 2005.

          3. The Company hereby covenants and agrees that it will submit to the direct and indirect stockholders of the Company for a separate vote a proposal to approve, in compliance with the requirements of Code Section 280G(b)(5)(B) and Treas. Reg. Section 1.280G-1, Q&A 7, the Executive's right to such payments described in paragraphs 1 and 2 above. Without limiting the foregoing, the Company shall recommend to all holders of voting stock that such approval be granted.

          This Waiver Agreement may be executed in counterparts, each of which shall be an original and which taken together shall constitute one and the same document.

                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Waiver Agreement on the day and year first above written.

                                        M-FOODS HOLDINGS, INC.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        MICHAEL FOODS, INC.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        M-FOODS INVESTORS, LLC


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        JOHN D. REEDY


                                        ----------------------------------------